UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
☐	Definitive Proxy Statement

☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

LORDSTOWN MOTORS CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Lordstown Motors Corp. Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 17, 2022 Baker & Hostetler LLP, Key Tower, 127 Public Square, Suite 2000, Cleveland OH 44114 at 2:00 PM EST This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice and Proxy Statement is available at: http://www.viewproxy.com/lordstownmotors/2022SpecialMeeting If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before August 10, 2022 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. To the Stockholders of Lordstown Motors Corp. Notice is hereby given that the Special Meeting of Stockholders of Lordstown Motors Corp. will be held on August 17, 2022 at Baker & Hostetler LLP, Key Tower, 127 Public Square, Suite 2000, Cleveland OH 44114 at 2:00 PM EST for the following proposal: 1.  To amend the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A common stock by 150,000,000 (from 300,000,000 to 450,000,000). The Board recommends a vote FOR Proposal 1. INTERNET TELEPHONE E-MAIL The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Special Meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to http://www.viewproxy.com/lordstownmo- tors/2022SpecialMeeting Have the 11 digit control number available when you access the website and follow the instructions 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit control number located in the box below. VIRTUAL CONTROL NO.

Lordstown Motors Corp. 2300 Hallock Young Road, Lordstown OH 44481 The following proxy materials are available for you to review at: http://www.viewproxy.com/lordstownmotors/2022SpecialMeeting • Notice of Special Meeting and Proxy Statement ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by internet or request a hard copy. You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Internet and telephone voting is available through 11:59 P.M. Eastern Daylight Time on August 16, 2022. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 toll free or By logging onto http://www.viewproxy.com/lordstownmotors/2022SpecialMeeting or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.